                                EXHIBIT 10.103


          ABSOLUTE ASSIGNMENT OF LEASE AND ASSUMPTION AGREEMENT FOR

                      INGRAM MICRO DISTRIBUTION FACILITY

THIS INSTRUMENT PREPARED BY:
William L. O'Callaghan, Esq.
O'Callaghan & Stumm LLP
Suite 1330, The Candler Building
127 Peachtree Street, N.E.
Atlanta, Georgia 30303

             ABSOLUTE ASSIGNMENT OF LEASE AND ASSUMPTION AGREEMENT
             -----------------------------------------------------

     THIS ABSOLUTE ASSIGNMENT OF LEASE AND ASSUMPTION AGREEMENT (the "Assignment"), made and entered into as of the 26/th/ day of September, 2001, by and between INGRAM MICRO L.P., a Tennessee limited partnership ("Assignor") and WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Assignee");

                              W I T N E S S E T H:

     WHEREAS, The Industrial Development Board of the City of Millington, Tennessee, a Tennessee not-for-profit corporation ("IDB"), as Lessor, and Lease Plan North America, Inc. ("Lease Plan") entered into that Bond Real Property Lease dated as of December 20, 1995, recorded at Instrument No. FN 4357 in the Register's Office of Shelby County, Tennessee (said Bond Real Property Lease, together with any and all modifications, extensions, replacements, amendments and renewals thereof are collectively referred to herein as the "Lease") relating to certain real property and the improvements thereon (the real property and improvements thereon are collectively referred to herein as the "Property") located in Shelby County, Tennessee;

     WHEREAS, the interest of Lease Plan was assigned to Assignor by that certain Absolute Assignment of Lease and Assumption Agreement dated as of December 20, 2000, and recorded as Instrument No. KV 3970 in the Register's Office of Shelby County, Tennessee;

     WHEREAS, Assignor represents and warrants that Assignor owns the rights, title and interest of the Lessee under the Lease;

     WHEREAS, Assignor now desires to assign to Assignee the Assignor's leasehold interest in and to the Property, together with all other rights, title and interest existing under the Lease, including, but not limited to, all of Assignor's right, title and interest as Lessee under the Lease; and

     WHEREAS, Assignee, in consideration of Assignor's assignment, has, except as otherwise set forth herein, agreed to assume the obligations and duties of Assignor existing under the Lease as Lessee under the Lease arising from and after the date hereof;

     NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1.  Assignment of Lease.  Assignor hereby assigns, transfers and sets over
         -------------------
to Assignee all of Assignor's right, title and interest as Lessee under the Lease, together with all credits, deposits, rights of refusal, options (including, but not limited to, any options to purchase or renew set forth in the Lease), benefits, privileges and rights of Assignor under the Lease.

     2.  Assumption of Lease Obligations.  Assignee hereby accepts the
         -------------------------------
assignment set forth in Section 1 above, and further agrees to assume all of the obligations of Assignor under the Lease arising from and after the date hereof except to the extent such obligations relate to Assignor's continued use and occupancy of the Property.

     3.  Further Assurances.  The parties hereby agree to execute such other
         ------------------
documents and perform such other acts as may be reasonably necessary or desirable to carry out the intents and purposes of this Assignment.

     4.  Authority of Signatories.  The individuals signing this Assignment on
         ------------------------
behalf of the parties hereto represent and warrant that they are authorized and empowered to execute this Assignment and to bind the party on whose behalf such individual signs this Assignment.

     5.  Binding Effect.  This Assignment shall be binding upon, and shall inure
         ---------------
to the benefit of, the parties hereto and their respective heirs, successors and assigns.

     6.  Counterparts.  This Assignment may be executed in several counterparts,
         -------------
each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

                       [SEPERATE SIGNATURE PAGE FOLLOWS]

                                SIGNATURE PAGE
                                      TO
             ABSOLUTE ASSIGMENT OF LEASE AND ASSUMPTION AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.


          "ASSIGNOR"

          INGRAM MICRO L.P., a Tennessee limited partnership

          By:   INGRAM MICRO INC., a Delaware corporation, its general partner

                  By:  ____________________________________

                  Its: ____________________________________





          "ASSIGNEE"

          WELLS OPERATING PARTNERSHIP, L.P.,
          a Delaware limited partnership

          By: Wells Real Estate Investment Trust, Inc., a Maryland corporation, as general partner

                       By:  ____________________________________

                       Its: ____________________________________

     THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MILLINGTON, TENNESSEE, a Tennessee not-for-profit corporation, joins in the execution hereof to acknowledge its consent to the above assignment and assumption of Lease.

                         THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MILLINGTON, TENNESSEE

                         By:  Tom Seale, Jr
                            -----------------------------
                         Name:  Tom Seale, Jr
                              ---------------------------
                         Title: Chairman
                               --------------------------


                              /s/ Doris J. Smith
                              ------------------------------
                              Notary Public

My Commission Expires: 2/10/2004
                       ----------

STATE OF TENNESSEE
COUNTY OF SHELBY


     Before me, /s/ Doris J.Smith, a Notary Public in and for the State and County aforesaid, personally appeared Tom Seale Jr, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself/herself to be the Chairman of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MILLINGTON, TENNESSEE, the within-named bargainor, a Tennessee not-for-profit corporation, and that he/she as such Chairman, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as such Chairman.

     WITNESS my hand and seal at office, on this the 26/th/ day of September, 2001.

                                          /s/ Doris J. Smith
                                          -----------------------------
                                          Notary Public

My Commission Expires: 2/10/2004
                       -------------

STATE OF __________________________

COUNTY OF _________________________

     Personally appeared before me, _______________________________________, a
Notary Public in and for said State and County duly commissioned and qualified, ______________________________________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged that ___ executed the within instrument for the purposes therein contained, and who further acknowledged that ___ is the _______________________________________ of INGRAM MICRO INC. (the
"Constituent"), the sole general partner of INGRAM MICRO L.P., a Tennessee limited partnership (the "Maker") and is authorized by the Maker or by its Constituent, the Constituent being authorized by the Maker, to execute this instrument on behalf of the Maker.

     WITNESS my hand, at office, this ____ day of ___________, 2001.

                                        _____________________________
                                        Notary Public


My Commission Expires:

____________________________________


STATE OF _______________________

COUNTY OF _____________________


     Personally appeared before me, _______________________________________ , a
Notary Public in and for said State and County duly commissioned and qualified, ______________________________________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged that ___ executed the within instrument for the purposes therein contained, and who further acknowledged that ___ is the _______________________________________ of WELLS REAL ESTATE INVESTMENT TRUST,
INC. (the "Constituent"), the sole general partner of WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Maker") and is authorized by the Maker or by its Constituent, the Constituent being authorized by the Maker, to execute this instrument on behalf of the Maker.

     WITNESS my hand, at office, this ____ day of ___________, 2001.


                                       _____________________________
                                       Notary Public

My Commission Expires:

________________________

                                      S-3